A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.233
SECOND AMENDMENT

This Second Amendment to the Supply Agreement is made on the 11th day of February, 2010 by and between Ford Motor Company, a Delaware corporation ("Ford") and Dollar Thrifty Automotive Group, Inc., a Delaware corporation (DTG) and shall be effective as of February 24, 2010.

WITNESSETH:

WHEREAS, Ford and DTG (the "Parties") entered into a Supply Agreement dated February 9th, 2009, and executed the First Amendment to the Supply Agreement on July 22nd, 2009 (the "First Amendment").  Together the Supply Agreement and the First Amendment constitute the AGREEMENT.  The AGREEMENT sets forth terms and conditions under which Ford will provide, and DTG will acquire, Ford Vehicles for use or in support of businesses conducted by DTG or franchised by DTG's subsidiaries at various locations in the United States; and

WHEREAS, the term of the AGREEMENT expires on August 31, 2012 and the Parties desire to extend the term of the AGREEMENT for an additional period of one year, and include volume requirements for such year.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.           The term of the AGREEMENT is hereby extended for a period of one year, expiring August 31, 2013 (the "Termination Date").  The AGREEMENT shall be upon the same terms and conditions as stated except that it shall be amended so that Section 1a “Term of Agreement” shall be deleted and replaced with the following and shall read:

“The AGREEMENT shall be effective for the period beginning as of February 9, 2009 (the “Effective Date”) and shall expire on the Termination Date.  Either Party wishing to renew the AGREEMENT must give written notice to the other party by June 1st, 2013.  Upon receipt of such written notice, the AGREEMENT may, upon written agreement of the Parties prior to the Termination Date, be renewed for a three-year term.”

2.           Except as otherwise amended in Section 1 of this Second Amendment, the AGREEMENT shall be upon the same terms and conditions as stated except that it shall be amended so that the language located in Section 3a “Supply Provisions” shall be deleted and replaced.  Subsection 3a, which shall be deleted, currently reads:

"Prior to the commencement of each Program Year, DTG shall provide Ford with the number of new vehicles that DTG projects it will purchase for that Program Year from all sources (“DTG's Program Year Units”).  During each Program Year and subject to the terms of Section 3h, Ford agrees to make available, and DTG agrees to purchase, a Program Year Volume equal to ***% of DTG's Program Year Units, up to *** units.   Notwithstanding the above and subject to the terms of Section 3h, a) DTG agrees to purchase, and Ford agrees to make available, a minimum Program Year Volume of *** Ford Vehicles, even if *** Ford Vehicles is more than ***% of DTG's projected Program Year Units for the 2010, 2011 and 2012 Program Years, and b) the Parties agree that the Program Year Volume for the 2009 Program Year shall be *** units, as outlined in Attachment I attached hereto and incorporated herein.  Additional volume for any given Program Year may be requested by DTG, and Ford, at its discretion, may agree to increase the Program Year Volume offered for the given Program Year.  Following completion of the Program Year negotiations, all final incentives and volumes will be reflected in the applicable calendar year Program Letter executed by Ford and DTG."

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The new section 3a that will be inserted into the AGREEMENT, shall read:

"Prior to the commencement of each Program Year, DTG shall provide Ford with the number of new vehicles that DTG projects it will purchase for that Program Year from all sources (“DTG's Program Year Units”).  During each Program Year and subject to the terms of Section 3h, Ford agrees to make available, and DTG agrees to purchase, a Program Year Volume equal to ***% of DTG's Program Year Units, up to *** units.   Notwithstanding the above and subject to the terms of Section 3h, a) DTG agrees to purchase, and Ford agrees to make available, a minimum Program Year Volume of *** Ford Vehicles, even if *** Ford Vehicles is more than ***% of DTG's projected Program Year Units for the 2010, 2011,  2012 and 2013 Program Years, and b) the Parties agree that the Program Year Volume for the 2009 Program Year shall be *** units, as outlined in Attachment I attached hereto and incorporated herein.  Additional volume for any given Program Year may be requested by DTG, and Ford, at its discretion, may agree to increase the Program Year Volume offered for the given Program Year.  Following completion of the Program Year negotiations, all final incentives and volumes will be reflected in the applicable calendar year Program Letter executed by Ford and DTG."

3.           In all other respects, all terms, conditions, covenants and agreements of the AGREEMENT shall continue to inure to and to bind Ford and DTG for the term of the AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to the Supply Agreement as of the day and year first above written.

FORD MOTOR COMPANY	DOLLAR THRIFTY AUTOMOTIVE GROUP,INC.

By:		By:

Title:	VP	Title:	Jeffrey A. Cerefice, VP

Date:	2-17-10	Date:	2-24-10